UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2021

BIOCARDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21419	23-2753988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Shoreway Road, Suite B San Carlos, California 94070
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 226-0120

_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BCDA	The Nasdaq Capital Market
Warrant to Purchase Common Stock	BCDAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 14, 2021, BioCardia, Inc. (the “Company”) entered into a lease agreement (the “Lease”) with The Irvine Company, LLC (the “Landlord”) at 320 Soquel Way in Sunnyvale, California (the “Premises”) to support the manufacturing of the Company’s cell and device products and product candidates and provide office space.

Under the Lease, the Company has leased 9,369 square feet of the Premises. The lease term for the Premises commenced on December 15, 2021 (the “Lease Commencement Date”) and will expire January 14, 2027 with an option to extend for an additional thirty-six months.

The Company will pay a monthly base rent for the Premises at an initial monthly rate of $3.95 per rentable square foot increasing by approximately 3% per year on each annual anniversary of the Lease Commencement Date for the term of the Lease.

Throughout the term of the Lease, the Company is responsible for paying a share of all operating expenses incurred by the Landlord in the operation of the building. The Lease includes various covenants, indemnities, defaults, termination rights, and other provisions customary for lease transactions of this nature, including maintaining a $171,640 letter of credit to secure the performance of the Company’s obligations under the Lease.

The foregoing summary of the Lease does not purport to be complete, and is qualified in its entirety by reference to the full text of the Lease, which will be filed as an exhibit to the Company’s Annual Report on 10-K for the period ending December 31, 2021.

On December 15, 2021, the Company issued a press release announcing the Lease   A copy of the press release is attached hereto as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description set forth in Item 1.01 above is incorporated by reference in its entirety into this Item 2.03.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated December 15, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCARDIA, INC.

/s/ Peter Altman, Ph.D.
Peter Altman, Ph.D.
President and Chief Executive Officer

Date: December 15, 2021